Exhibit 10.23

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CITY OF EDMONTON

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ENERKEM ALBERTA BIOFUELS LP

SECOND AMENDMENT TO BIOFUELS FACILITY OPERATING AGREEMENT

THIS SECOND AMENDMENT TO OPERATING AGREEMENT made effective this 11th day of August, 2011.

BETWEEN:

THE CITY OF EDMONTON

A municipal corporation

(hereinafter referred to as the “City”)

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ENERKEM ALBERTA BIOFUELS LP

a limited partnership created under the laws of Alberta, acting through ENERKEM ALBERTA BIOFUELS G.P. INC., its general partner

(hereinafter referred to as “EAB”)

A.           The City and EAB entered into an Operating Agreement effective May 20, 2009, as amended on November 19, 2010 (the “Operating Agreement”), for the development, construction, and operation of a waste to alcohols facility to be constructed at the Edmonton Waste Management Centre.

B.             The City and EAB wish to amend the Operating Agreement to modify the date on which the Biofuels Facility will start the alcohol synthesis equipment and alcohol production.

NOW THEREFORE THIS AMENDMENT WITNESSES THAT, in consideration of the mutual covenants and agreements and subject to the terms and conditions in this amendment, the parties agree as follows:

1.                                      AMENDMENT

1.1                                 Construction Phase.  Section 5.2 d) of the Operating Agreement is hereby repealed and replaced with the following:

“construct the Biofuels Facility in accordance with the design and deploy commercially reasonable efforts to complete the syngas production components of the Biofuels Facility and have same ready for Start-Up no later than [ * ] and to start the alcohol synthesis equipment and alcohol production no later than [ * ];”

2.                                      NO OTHER AMENDMENT

2.1                                 Except to the extent modified or replaced herein, the Operating Agreement and all provisions therein shall remain in full force and effect and unamended.

[Signatures follow]

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

The parties have caused this second amendment to be executed as follows:

ENERKEM ALBERTA BIOFUELS LP, acting through ENERKEM ALBERTA BIOFUELS G.P. INC., its general partner

Per:	/s/ Vincent Chornet
Name and Title: Vincent Chornet, President
Date:

Approval for the City of Edmonton:		THE CITY OF EDMONTON

As to form:	/s/ C. Pooli
Law Branch

As to content:
	Project Manager	Per:	/s/ Roy Neehall
As represented by Roy Neehall, Manager, Waste Management Branch, Asset Management & Public Works Department

		Date:	August 8, 2011

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.